EXHIBIT 99.1

 LD MICRO INVITATIONAL 2016LUXE SUNSET BEL AIR HOTEL, LOS ANGELES, CAJUNE 7, 2016

 This presentation may contain forward-looking statements regarding future events or the future financial and operational performance of HealthWarehouse.com. Words such as “targets,” “expects,” “believes,” “anticipates,” “intends,” “may,” “will,” “plan,” “continue,” “forecast,” “remains,” “would,” “should,” “projected,” “focus” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on current expectations, are not guarantees of future performance and involve assumptions, risks, and uncertainties. Actual performance may differ materially from those contained or implied in such forward-looking statements. Risks and uncertainties that could lead to such differences could include, among other things: effects of changes in the economy; changes in consumer spending; fluctuations in the stock market; changes affecting the Internet, online retailing and advertising; difficulties establishing our brand and building a critical mass of customers; the unpredictability of future revenues and expenses and potential fluctuations in revenues and operating results; risks related to business combinations and strategic alliances; possible tax liabilities relating to the collection of sales tax; consumer trends; the level of competition; seasonality; the timing and success of expansion efforts; changes in senior management; risks related to systems interruptions; possible governmental regulation; and the ability to management a growing business. Additional information regarding factors that potentially could affect our business, financial condition and operating results is included in our periodic filings with the SEC on our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements represent our views as of today and we expressly disclaim any intent or obligation to update any forward-looking statement.  2  Safe Harbor Statement

Company Profile

E-commerce pharmacy selling generic & brand name prescription medications and OTC products with convenient online ordering & home delivery

- Headquarters Florence, KY (Cincinnati, OH metro area)
- Operations began in 2007
- 48 full-time employees
- Publicly traded (OTCQB:HEWA)
- $13M market capitalization
- +119% YTD increase in share price



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 Investment Highlights      Consumer Reports and media validation  High customer satisfaction ratings      Proprietary technology for online prescriptions  Multi billion dollar growing cash market           Large, growinginsured/uninsured customer base   Recurring and sticky Rx revenue model  Increasing stock price  Accelerating revenues and strong gross margins  4

 Historical Income Statement    2010  2011   2012  2013  2014  2015  Sales  $5,691,765  $10,363,293  $11,081,429  $10,233,112  $6,129,660  $7,018,137  Gross Profit  $2,241,744  $4,517,768  $5,167,452  $5,121,357  $3,637,278  $4,471,745  Gross Profit %  39%  44%  47%  50%  59%  64%  Opex  $5,303,617  $9,246,431  $9,657,821  $7,554,954  $5,370,727  $5,001,654  Net Loss  ($3,691,674)  ($2,439,502)  ($5,574,775)  ($5,489,892)  ($1,783,279)  ($626,682)  EBITDAS  ($2,094,360)  ($1,828,865)  ($659,325)  ($870,207)  ($596,594)   ($23,080)  5

Our Core Business

America's Trusted Online Pharmacy focusing on consumers who pay out of pocket for their prescriptions and over the counter products

Consumers who pay out of pocket for their prescriptions include those:

- With no insurance coverage
- With high insurance deductibles or copays
- With Health Savings Accounts (HSA) or Flexible Savings Accounts (FSA)
- With insurance through the Affordable Care Act (ACA) with high deductibles
- With Medicare Part D plans with high deductibles
- With drug exclusions and quantity restrictions placed by insurance companies



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 1 of 45 VIPPS accredited pharmacies by NABPOnly VIPPS accredited pharmacy selling online to customers in all 50 states & Washington D.C.Only VIPPS accredited pharmacy targeting $80 billion cash marketVIPPS accreditation enables HealthWarehouse.com to attain an online marketing presence   VIPPS: Verified Internet Pharmacy Practice SitesNABP: National Association of Boards of Pharmacy  Unique Positioning  7

 8  Search Engines  Social Media  Customer Acquisition Sources    Partners

 9  Customer Convenience  80% of U.S. population reached in 2 days or less  HealthWarehouse.com offers quick delivery from the company’s headquarters, combining convenient online ordering with home delivery  9  "Great customer service, quick accurate, no worry fast deliveries. Easy website to work with.”  Jonathan April 26, 2016

     Cost paid by Customer,Employer, Insurance  Current Supply Chain  Customer  Manufacturer  Wholesaler  Distributor  Pharmacy  HealthWarehouse Model  Savings to Customer,Employer, Insurance  Manufacturer  Customer    10  Simplify Channel Distribution

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Savings for Core Rx Customers

Drug[1]	Qty		COSTCO WHOLESALE	TARGET	Walmart	RITE AID	SAFEWAY	CVS/pharmacy	Walgreens
Benazepril 20mg tablets	90	**$9.00**	$9.99	$10.00	$10.00	$38.39	$12.00	$38.39	$53.99
Famotidine 20mg tablets	90	**$5.40**	$8.10	$41.99	$6.00	$37.09	$10.00	$37.09	$35.99
Gabapentin 300mg capsules	90	**$12.60**	$14.82	$29.49	$44.85	$92.59	$26.40	$92.59	$92.99
Levothyroxin 50mg tablets	90	$61.37	**$26.97**	$62.99	$10.00	$35.09	$46.00	$35.09	$29.89
Nitrofuratoin 50mg capsules	90	$151.20	**$83.99**	$164.99	$175.16	$86.59	$125.00	$86.59	$131.89
Paroxetine 20mg tablets	90	**$9.00**	$9.99	$10.00	$10.00	$90.59	$10.00	$90.59	$28.69
Pioglitazone 15mg tablets	90	$25.20	$25.40	$375.99	$294.00	$437.99	$150.00	$438.00	$581.99
Simvastatin 40mg tablets	90	**$9.00**	$13.41	$61.49	$53.00	$117.99	$58.00	$118.00	$89.89
Sumatriptan 100mg tablets	27 tablets 3 pack)	**$38.91**	$47.97	$133.49	$284.83	$439.99	$365.00	$439.99	$500.89
Tacrolimus 1mg capsules	90	$111.60	**$61.00**	$353.49	$358.24	$352.99	$322.00	$353.00	$487.89
Tamiflu 75mg capsules	27 tablets 3 packs	$143.28	**$132.70**	$144.99	$138.33	$144.99	$133.00	$145.00	$146.99
Valayclovir 50mg tablets	90	**$61.20**	$74.17	$328.49	$475.11	$554.99	$461.00	$555.00	$602.99

[1] Source: Cash, out-of-pocket price sold in Scottsdale, AZ on May 20, 2015

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 13  Retail Pharmacy Focus  Shifting significant portion of revenue stream away from prescription medications  Groceries  Beer & Wine  Coffee Bars

"ObamaCare" Opportunity

- Affordable Care Act increasing deductibles & copays by 34%[1]
- Nevada Silver State Exchange Bronze Plan increases
  - $6,000 deductible for an individual
  - $12,000 deductible for a family
- Market quickly moving from insurance to cash
- $80 billion cash prescription market by 2015[2]

[1] Source: HealthPocket.com

[2] Cash market estimated at $20 billion in 2007 at HealthWarehouse founding

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 Year  2007  2014   2016  Consumer Profile  Uninsured  Insured  All   Customer  5% Insured  90% Insured  All  Income Level  Low  Middle  All Levels  Reason Shopping Online  No Alternative  Increasing copays  Convenience  Demand Driver  Price  Price & Convenience  Online & Mobile  Innovator  Big Box Chains  Grocery Chains    ACA Impact on Rx Consumer  15

Brand to Generic Opportunity

$212 billion in brands go generic 2009-2015


13.8
Prevacid®
Topamax®
Valtrex®
Adderall XR®
12.6
Effexor XR®
Flomax®
Aricept®
Cozaar®
Hyzaar®
Lovenox®
13.5
Lipitor®
Zyprexa®
Levaquin®
28.3
Plavix®
Seroquel®
Singulair®
Actos®
Tricor®
Lexapro®
Diovan®
Diovan HCT®
Lidoderm®
6.9
Propecia®
Tricor®
Cymbalta®
Aciphex®
13.8
Nasonex®
Nexium®
Celebrex®
Proair HFA®
9.8
Abilify®
2009
2010
2011
2012
2013E
2014E
2015E

Once drugs go generic, cash price on HealthWarehouse typically cheaper than copay/deductible
Source: HealthWarehouse

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Market Consolidation

Brick & mortar retail pharmacy chains merging with wholesalers for increased margin & distribution

- Walgreens & Amerisource Bergen (May 2013)
- CVS & Cardinal Health (December 2013)
- Rite Aid & McKesson (February 2014)
- CVS & OmniCare (May 2015)
- Walgreens & Rite Aid (November 2015)

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     Q3’ 2013  Q4’ 2015   Change  % Change  Inventory  $ 393,000  $ 183,000  $ 210,000  -53%  Accounts Receivable  $ 270,000  $ 0  $ 270,000   -100%  Accounts Payable  $3,336,000  $2,190,000  $1, 146,000  -34%  Operating Expenses  $2,167,000  $1,290,000  $ 877,000  -40%  Full Time Employees  50  36  14  -28%  Blended Gross Margin  48%  63%  15%  +31%  EBITDAS  ($ 672,000)  ($ 29,000)  $ 643,000   +96%  Renewed Focus on Core Business  18

     Q4’ 2014  Q4’ 2015   Change  % Change  Sales  $1,475,000  $1,845,000  $ 370,000  +25%  Gross Profit  $ 906,000  $1,152,000  $ 246,000  +27%  Operating Expenses  $1,684,000  $1,290,000  ($ 394,000)  -23%  Net Income  ($ 582,000)   ($ 46,000)  $ 536,000  +92%  EBITDAS  ($ 392,000)  ($ 29,000)  $ 363,000  +93%  Renewed Focus on Core Business  19

     Q1’ 2015  Q1’ 2016 (P)   Change  % Change  Sales  $1,613,000  $2,348,000  $ 735,000  +46%  Gross Profit  $ 982,000  $1,456,000  $ 474,000  +48%  Operating Expenses  $1,108,000  $1,684,000  $ 576,000  +52%  Net Loss  ($ 201,000)   ($ 254,000)  ($ 53,000)  -26%  EBITDAS  ($ 65,000)  ($ 107,000)  ($ 42,000)  -65%  Accelerating Growth  20  P: Projected: Q1’ 2016 to be reported the week of May 9, 2016

     Q4’ 2015  Q1’ 2016   Change  % Change  New Prescriptions  20,779  29,292  +8,513  +41%  Refill Prescriptions  22,028  26,521  +4,493  +20%  Total  42,807  55,813  +13,006  +30%            Net Transfers  3,518  4,675  +1,157  +33%  Prescription Business  21

     Q4’ 2014  Q4’ 2015   Change  % Change  New Prescriptions  12,942  20,779  +7,837  +61%  Refill Prescriptions  17,551  22,028  +4,477  +26%  Total  30,493  42,807  +12,314  +40%            Net Transfers  1,258  4,675  +3,417  +272%  Prescription Business  22

     Q1’ 2015  Q1’ 2016   Change  % Change  New Prescriptions  13,780  29,292  +15,512  +113%  Refill Prescriptions  16,871  26,521  +9,650  +57%  Total  30,651  55,813  +25,162  +82%            Net Transfers  1,308  4,675  +3,367  +357%  Prescription Business  23

 Projected Income Statement    2011  2012   2013  2014  2015  2016 (P)  Sales  $10,363,293  $11,081,429  $10,233,112  $6,129,660  $7,018,137  $10,041,000  Gross Profit  $4,517,768  $5,167,452  $5,121,357  $3,637,278  $4,471,745  $6,326,000  Gross Profit %  44%  47%  50%  59%  64%  63%  Opex  $9,246,431  $9,657,821  $7,554,954  $5,370,727  $5,001,654  $6,480,,000  Net Loss  ($2,439,502)  ($5,574,775)  ($5,489,892)  ($1,783,279)  ($626,682)  ($400,000)  EBITDAS  ($1,828,865)  ($659,325)  ($870,207)  ($596,594)   ($23,080)   $100,000  24  P: Projected, unaudited financials

 Highly Rated by 3rd Parties  25    Based on 599 reviews      Excellent 9.1 out of 10, based on 659 reviews

Voice of the Customer


Nina

"Best alternative to Canadian drugs licensed in the USA so subject to the same regulations. I've told anyone who will listen about them. I've been using them for years. If you have any problems, their **customer service is responsive and quick.**" - May 2016


Wendy

"As I recently lost my health insurance, this was the first time I had even compared prices on my prescription. Never really knew the true cost at my local pharmacy. I was shocked when I called them to ask what my perscriptions cost without insurance. That's when I started researching other avenues. **I have been impressed with the speed of delivery, ease of transferring my Rx, and ease of ordering.** Very impressed."
- May 2016


Gail

"When I lost my health insurance, I went looking for the best prices for my generic meds. Fortunately, I found Healthwarehouse.com. Not only were my prescriptions available at great prices, but when I did get insurance, I found that **I could continue to get my meds at better prices than my co-pays.** Their automatic renewals and mailed delivery help me avoid the monthly wait checkout in the local pharmacy. Great company. Thanks for keeping prices low and providing great service."
- April 2016


David

"**This is one of the most courteous and professional pharmacies period.** I love their customer service and their experience and knowledge of products. We need these pharmacies, as the ones on the corners are becoming convenience stores instead of caring for the health of their patients. Thank you for your service." - March 2016

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 Thank you!

 28  Management Team  Lalit Dhadphale | Chairman, President & CEOCo-founded HealthWarehouse.com in August 2007 and launched the company's prescription drug business in 2008. Prior, co-founded Zengine, Inc. serving as V.P. of Product Development and later as Chief Operating Officer. Under his day-to-day leadership, Zengine grew from start-up to $30+ million in annualized sales, achieving profitability in its second quarter as a public company. Prior to co-founding Zengine, Mr. Dhadphale was a co-founder of Excite Japan, where he was involved with product development, internationalization and localization of web sites and Internet products. He produced the launch of both Excite Japan and Netscape Netcenter Japan. Prior, Mr. Dhadphale was International Business Development Manager for CNET, securing relationships throughout Asia and the Pacific Rim. Mr. Dhadphale received his BA from the University of Michigan, Ann Arbor in Japanese Language & Literature and Asian Studies.Dan Seliga MBA | COO & CFOMr. Seliga joined the company in January 2016 and has provided financial and operational consulting to the Company since August 2013. He has held various leadership positions in operations and finance with private companies located in the southwest Ohio region since 1996. Most recently he was General Manager and Business Manager for the largest truck dealership network in Ohio and previously he was CFO and VP of Operations for a wholesale distributor of commercial construction materials and a retail home improvement company. In these capacities, Mr. Seliga gained extensive experience in both the acquisition and sale of various business units. Prior to 1996, he was a commercial and real estate lending officer for Bank of New York and PNC Bank serving middle market companies primarily located in the New York, Connecticut and Ohio. Mr. Seliga received his MBA in Finance from the University of Notre Dame in 1988 and his BS in Accounting from Saint Vincent College in 1987.

Management Team

Jennifer Trenkamp RPh | *Pharmacist In Charge*

Ms. Trenkamp joined HealthWarehouse.com in May 2014 and is the Pharmacist In Charge (PIC). She is currently responsible for the company's pharmacy operations and has helped the company complete its Verified Internet Pharmacy Practice Sites (VIPPS) re-accreditation. Previously, she was Pharmacist in Charge for 14 years at Remke Biggs Pharmacy, a grocery/retail chain owned by SuperValu in the Cincinnati metropolitan area. Ms. Trenkamp received her BS in Pharmacy from the University of Cincinnati in 1995.

Joseph Peters CpHT | *VP of Operations*

Mr. Peters joined HealthWarehouse.com in January of 2012, working in nearly every role in the company before becoming Human Resources Manager in 2013 and Vice President of Operations in 2014. With his unique experience at all levels of the organization, Mr. Peters who is also a Certified Pharmacy Technician (CpHT), currently oversees all aspects of the company's operations, including pharmacy, customer service, and fulfillment. Prior to joining HealthWarehouse.com, Mr. Peters was Director of Operations at ToneRite, Inc., a company producing automatic musical instrument tuners sold on and offline. Mr. Peters oversaw multiple departments from assembly to sales and promotion. Mr. Peters led the company's successful expansion overseas into Australia, Singapore and Japan. Mr. Peters received his BA from the University of Florida in Business Management in 2009 and MA in International Business in 2010.



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Board of Directors  Ambassador Ned L. SiegelAmbassador Siegel was appointed by then President George W. Bush, as the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009. He was also appointed by President Bush to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the United States representative to the 61st Session of the United Nations General Assembly. Prior to his ambassadorship, he was appointed to the Board of Directors of the Overseas Private Investment Corporation (OPIC). In addition to his public service, Ambassador Siegel has over 30 years of entrepreneurial successes. Presently, he is Chairman of the Board of The Siegel Group, a multi-disciplined international business management advisory firm specializing in infrastructure, real estate, ports, energy, utilities, technology and financial services. Ambassador Siegel serves on the Board of Directors and Advisory Boards of numerous public and private companies, and private equity groups. He graduated Phi Beta Kappa from the University of Connecticut in 1973 and received a JD from the Dickinson School of Law in 1976.Youssef Bennani MBAThrough January 30, 2012, Mr. Bennani was a Senior Managing Director in Kaufman Bros., L.P.’s Investment Banking department which he joined in 1995. His responsibilities ranged from public and private financing transactions to general financial advisory for mergers and acquisition, restructuring, acquisition financing and recapitalization. Prior to joining Kaufman Bros., L.P., Mr. Bennani was an investment banker at Barington Capital, L.P., where his primary industry focus was technology. Mr. Bennani received his MA in Computer Science as well as BS in mathematics and physics from the University of Pierre and Marie Curie in Paris. He also received his MBA in international finance from New York University’s Stern School of Business.   30

 Board of Directors  Joseph SavarinoIn January 2014, Mr. Savarino was named CEO of Carpeturn.com, Inc. has been a co-founder and Director since June 2010. Carpeturn.com provides flooring materials and services to the multifamily housing industry, where customers have online and mobile access to schedule installations, manage budgets and track apartment histories. Mr. Savarino was engaged in select Internet and e-commerce consulting projects from 2002 through June 2010 and has prior experience in management, sales, business development and market research. Mr. Savarino was President and Chief Executive Officer of Zengine, Inc., from 1998 until its sale in 2002. Zengine was a public company that provided sell-side e-commerce software and services to customers in the United States and Japan. Mr. Savarino received his BA from the University of Michigan, Ann Arbor in English Literature and Japanese Language & Literature.Joseph HeimbrockJoseph Heimbrock is currently the Regional General Manager in Ohio for Rush Enterprises, Inc. Rush Enterprises (NASDAQ:RUSHA), which is headquartered in New Braunfels, Texas, owns and operates the nation’s largest network of commercial vehicle dealerships Rush Truck Centers representing truck and bus manufacturers including Peterbilt, International, BlueBird and IC Bus. Mr. Heimbrock has over 30 years of business experience primarily in the commercial trucking industry, including sales, marketing and operational management. Mr. Heimbrock received his BS degree from Northern Kentucky University in Accounting.   31